                             AMENDMENT TO LEASE

      AMENDMENT made this     day of June, 1995, between LBA PROPERTIES, INC., a
domestic corporation with offices at 575 Underhill Boulevard, Syosset, New York 11791 (hereinafter referred to as "Landlord") and FIRST PRIORITY GROUP, INC. and AMERICAN AUTO TRADING, INC., successor-in-interest to FIRST PRIORITY GROUP, INC., a domestic corporation having an office at 270 Duffy Avenue, Hicksville, New York 11801, (hereinafter referred to as "Tenant").

                            W I T N E S S E T H:

      WHEREAS, the Landlord and the Tenant herein are parties to a lease dated September 12, 1990, (the "Lease") with respect to premises ("Premises") at 270 Duffy Avenue, Hicksville, New York 11801; and

      WHEREAS, the Lease shall expire on January 31, 1996; and

      WHEREAS, Tenant and Landlord are desirous of further extending the term of the Lease.

      NOW, THEREFORE, in consideration of $1.00 to each in hand paid and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed that the Lease is further extended and modified as follows:

      l. The term of the Lease is extended for three (3) additional years commencing on February 1, 1996 and ending on January 31, 1999, both dates inclusive (The "Extended Term").

      2.  The rental schedule during the Extended Term shall be as follows:

       TERM                     MONTHLY            ANNUALLY
       ----                     -------            --------
2/1/96 - 1/31/99                $6,185.63          $74,227.52

      3. Tenant does hereby waive its Option To Renew contained in Schedule "A" of the Lease.

      4. Notwithstanding anything to the contrary herein, Tenant shall have the right and option to cancel the Lease effective the dates listed below ("Effective Date") subject to the conditions described below in paragraph 4(b), provided that the Tenant shall serve a written notice to such effect upon Landlord on or before the corresponding notice date listed below. If Tenant shall exercise such option, the Lease and the term thereof shall expire and terminate on such Effective Date with the same effect as if that were the date originally set forth herein for the expiration of the term of the Lease, and Tenant shall vacate and surrender the Premises to Landlord, in the manner required by the Lease, on or before such date as if such date were the date originally set forth herein for the expiration of the term thereof.

     NOTICE DATE               EFFECTIVE DATE
     -----------               --------------
        1/31/97                   7/31/97

        9/1/97                    1/31/98              2/1/98           7/31/98

   (b) The above described rights of cancellation shall be effective and binding on Landlord if and only if:

           (i) any such notice is sent certified mail, return receipt requested on or before the Notice Date corresponding to the Effective Date listed above, time being of the essence.

           (ii) such notice is sent by the Tenant named herein, such right being personal to such Tenant and not transferable to any assignee or subtenant.

           (iii) Tenant shall not be in default under any of the terms, covenants, conditions, and provisions of the Lease at the time of any such Notice or at the corresponding Effective Date.

      5. Except as modified by this Amendment to Lease, all of the remaining provisions of the Lease are ratified and approved and shall continue in full force and effect.

      6. This Amendment to Lease shall not be binding on Landlord until a duly executed original thereof is delivered to Tenant.

      IN WITNESS WHEREOF, Landlord and Tenant have signed this Amendment to Lease as of the date first-written above.

LBA PROPERTIES, INC.

By:______________________

FIRST PRIORITY GROUP, INC.


By:_______________________


AMERICAN AUTO TRADING, INC.


By:________________________



                                       12